                                                                   Exhibit 10.19

                        LIMITED RECOURSE PROMISSORY NOTE

$500,000.00                                                      August 13, 1999
                                                             Annandale, Virginia


         For value received, James W. MacIntyre, IV (the "Borrower") promises to pay to OneSoft Corporation, a Delaware corporation (the "Lender") at the office of Lender located at 7010 Little River Turnpike, Annandale, Virginia, or such other place as the holder hereof shall designate by prior written notice to the Borrower, on the third anniversary of the date hereof, as such date for payment may be extended as hereinafter provided (as extended, if extended, the "Due Date") the sum of $500,000.00, together with interest accruing to the Due Date at the fixed rate of five and thirty-two one-hundredths percent (5.43%) per annum or, if different on the date hereof, the Applicable Federal Rate (AFR) for determining below-market interest rates for loans of such kind for purposes of determining the taxability thereof under the Internal Revenue Code of 1986, as amended, compounded annually; provided that recourse against the Borrower for payment of this Limited Recourse Promissory Note ("this Note") or otherwise for payment of the indebtedness represented hereby shall be limited exclusively to recourse against the pledged collateral (the "Pledged Collateral") provided for in the Pledge and Security Agreement of even date herewith to which the Borrower and the Lender are parties and which secures payment of this Note (the "Pledge Agreement") and the Borrower shall have no personal liability for or with respect to the payment of this Note or such indebtedness, as to all of which the Lender hereby holds the Borrower personally harmless except to the extent of such exclusive recourse against the Pledged Collateral. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. All amounts owing under this Note shall become immediately due and payable upon the occurrence of an Event of Default. If there shall be an Event of Default and so long as such Event of Default shall be continuing, interest on the unpaid balance shall thereafter be payable on demand at a fluctuating rate per annum equal to the greater of three percent in excess of the fixed rate stated above and three percent in excess of the prime rate of interest as published in the Wall Street Journal from time to time. This Note may be prepaid, as a whole or in part, at any time and without penalty. For purposes of this Note, an "Event of Default" shall mean (1) the failure of the Borrower to pay or otherwise satisfy or cause to be paid or otherwise satisfied the principal of and interest on this Note on the Due Date, (2) the voluntary filing by the Borrower of a petition in bankruptcy or other action by the Borrower seeking the protection from the Borrower's creditors under bankruptcy or insolvency laws, or (3) the filing of an involuntary bankruptcy petition by creditors of the Borrower and the failure of such petition to be dismissed, rescinded or otherwise rendered of no further legal effect within sixty (60) days after filing.

         The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consent that this Note may be extended from time to time and that no such extension or other indulgence, and no substitution, release or surrender of any of the Pledged Collateral shall discharge or otherwise affect the recourse of the holder hereof against the Pledged Collateral for payment of this Note. No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of any such right or of any other right hereunder

                                                                     /s/ FCH JWM
and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

         Notwithstanding any other provision hereof or of the Pledge Agreement to the contrary, the Due Date shall be extended to that date (which shall thereupon become the Due Date), if any, which is later than the Due Date set forth hereinabove and which is also the earlier of (1) earliest date following the expiration of the 180-day period immediately following the date of effectiveness of the registration statement filed with the Securities and Exchange Commission for the Lender's initial public offering ("IPO") of its equity securities in which gross proceeds to the Lender equal or exceed $25,000,000.00 at an implied pre-IPO valuation of the Lender equaling or exceeding $100,000,000.00 on which the Borrower shall be free of any and all conditions, limitations or other restrictions (other than limitations under Rule 144 of the General Rules and Regulations of the Securities and Exchange Commission) applicable to the public sale of shares of the Corporation's Common Stock held by the Borrower, or (2) the earliest date coinciding with or following the date on which (a) the Borrower receives cash or marketable securities representing proceeds from the sale of the Lender or all or substantially all of the Borrower's interest in the Lender, whether through a sale of all or substantially all of the assets of the Lender, a merger, stock sale or otherwise, or the dissolution of the Lender and (b) the Borrower shall be free to dispose of such proceeds.

         This Note is not a negotiable instrument but may be assigned in writing by the Lender or any subsequent holder hereof who or which shall have become such through an assignment permitted hereby to any person or entity who or which is an affiliate of the Lender or such holder; provided that, for purposes of this Note, the term "affiliate" shall have the meaning ascribed thereto in Rule 12b-2 of the General Rules and Regulations of the Securities and Exchange Commission. This Note shall be construed in accordance with and governed by the law of The Commonwealth of Virginia.




/s/ Julie Ferrier                           /s/ James W. MacIntyre, IV
---------------------------                 --------------------------
Witness                                     James W. MacIntyre, IV



                                            /s/ Frederick C. Hawkins III
                                            ----------------------------
                                            Frederick Hawkins, CFO
                                            OneSoft Corporation

FIRST AMENDMENT TO LIMITED RECOURSE PROMISSORY NOTE

         WHEREAS, on or about August 13, 1999, James W. MacIntyre, IV entered into a Limited Recourse Promissory Note ("Note") for Five Hundred Thousand Dollars ($500,000.00) payable to OneSoft Corporation;

         WHEREAS, a typographical error was found in the first sentence of the Note;

         WHEREAS, the location of the office of OneSoft Corporation has moved since the execution of the Note;

         WHEREAS, the parties desire to amend the Note to correct the error and to accurately reflect the parties intention on the date of the execution of the Note;

         NOW THEREFORE, the first sentence of the Note shall be deleted and the following language shall be inserted in its stead:

         "For value received, James W. MacIntyre IV (the "Borrower") promises to pay to OneSoft Corporation, a Delaware corporation (the "Lender") at the office of Lender located at 1505 Farm Credit Drive, Suite 100, McLean, Virginia 22102,
                     ---------------------------------------------------------
or such other place as the holder hereof shall designate by prior written notice to the Borrower, on the third anniversary of the date hereof, as such date for payment may be extended as hereinafter provided (as extended, if extended, the "Due Date") the sum of $500,000.00, together with interest accruing to the Due Date at the fixed rate of five and forth-three one-hundredths percent (5.43%)
                          -------------------------------------------
per annum or, if different on the date hereof, the Applicable Federal Rate (AFR) for determining below-market interest rates for loans of such kind for purposes of determining the taxability thereof under the Internal Revenue Code of 1986, as amended, compounded annually; provided that recourse against the Borrower for payment of this Limited Recourse Promissory Note ("this Note") or otherwise for payment of the indebtedness represented hereby shall be limited exclusively to recourse against the pledged collateral (the "Pledged Collateral") provided for in the Pledge and Security Agreement of even date herewith to which the Borrower and the Lender are parties and which secures payment of this Note (the "Pledge Agreement") and the Borrower shall have no personal liability for or with respect to the payment of this Note or such indebtedness, as to all of which the Lender hereby holds the Borrower personally harmless except to the extent of such exclusive recourse against the Pledged Collateral. (Emphasis added to identify changes)"

Dated: 10/21/99

/s/ James W. MacIntyre, IV                                    /s/ Julie Ferrier
------------------------------------                          -----------------
James W. MacIntyre, IV                                        Witness


/s/ Frederick C. Hawkins III
------------------------------------
Frederick Hawkins III
Chief Financial Officer
OneSoft Corporation

                          PLEDGE AND SECURITY AGREEMENT


         THIS PLEDGE AND SECURITY AGREEMENT is made as of August 13, 1999 by James W. MacIntyre, IV (the "Pledgor"), in favor of OneSoft Corporation (the "Secured Party").

                                   WITNESETH
                                   ---------

         WHEREAS, the Pledgor has borrowed $500,000.00 from the Secured Party under a Limited Recourse Promissory Note dated the date hereof (the "Note");

         WHEREAS, the Secured Party's willingness to make the loan under the
Note is subject to the condition that the Pledgor execute and deliver this Pledge and Security Agreement;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor agrees for the benefit of the Secured Party as follows:

SECTION 1. DEFINED TERMS.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefore in the Note. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Pledge Agreement referred to below.

         "Pledge Agreement" shall mean this Pledge and Security Agreement as it may be amended, supplemented or otherwise modified.

         "Pledged Collateral" has the meaning specified in Section 2 hereof.

         "Pledged Securities" shall mean 100,000 shares of Common Stock owned by the Pledgor.

SECTION 2. PLEDGE.

         The Pledgor hereby (a) pledges, hypothecates, assigns and transfers to the Secured Party all of the Pledged Securities and hereby grants to the Secured Party a lien on, and security interest in, the Pledged Securities together with all cash dividends, stock dividends, interest, profits, premiums, redemptions, warrants, subscription rights, options, substitutions, exchanges and other distributions now or hereafter made on the Pledged Securities and all proceeds thereof (which shall be a first lien) and (b) delivers to the Secured Party, the certificates evidencing the Pledged Securities, together with appropriate undated powers and/or endorsements duly executed in blank, all as collateral security for the payment and performance of the Note. All property at any time pledged to the Secured Party hereunder (whether described herein or not) and all income therefrom and proceeds thereof are herein collectively called the "Pledged Collateral".

                                                                     /s/ FCH JWM

SECTION 3. DIVIDENDS AND DISTRIBUTIONS.

         If, while this Pledge Agreement is in effect, the Pledgor becomes entitled to receive or receives any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for, any shares of Pledged Securities or otherwise, the Pledgor agrees to accept the same as agent for the Secured Party, to hold the same in trust on behalf of and for the benefit of the Secured Party and to deliver the same forthwith to the Secured Party in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock or other powers duly executed in blank, to be held by the Secured Party, subject to the terms hereof, as additional collateral security for the Note. Any sums paid on or in respect of the Pledged Securities on the liquidation or dissolution of the issuer thereof shall be paid over to the Secured Party, to be held by the Secured Party, subject to the terms and conditions hereof, as additional collateral security for the Note.

SECTION 4. VOTING RIGHTS.

         Prior to the occurrence of an Event of Default under the Note and until such Event of Default shall be cured or, in accordance herewith waived by the Secured Party, the Pledgor shall be entitled to vote the Pledged Securities and to give consents, waivers, and ratifications in respect of the Pledged Securities.

SECTION 5. RIGHTS OF THE SECURED PARTY.

                  5.1 Certain Rights of the Secured Party. The Secured Party
                      -----------------------------------
shall not be liable for failure to collect or realize upon the Note or any collateral security or guaranty thereof, or any part thereof, or for any delay in so doing, nor shall Secured Party be under any obligation to take any action whatsoever with regards thereto. Any or all shares of the Pledged Securities held by the Secured Party hereunder may, if an Event of Default under the Note has occurred and is continuing, and upon written notice by the Secured Party to the Pledgor, be registered in the name of the Secured Party or its nominee, for the benefit of the Secured Party, and the Secured Party or its nominee may at any time thereafter, without notice, exercise all voting and corporate rights of any issuer of any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Securities as if the Secured Party were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of any such shares or upon the exercise by and such issuer or the Secured Party of any right, privilege or option pertaining to any shares of the Pledged Securities and, in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency on such terms and conditions as the Secured Party may reasonably determine.

                                                                     /s/ FCH JWM

                  5.2 Secured Party as Attorney-in-Fact. The Secured Party is
                      ---------------------------------
hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments, in the name of the Pledgor or otherwise, that the Secured Party may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall, to the extent permitted hereunder, have the right and power, upon the Secured Party's reasonable determination that such action is necessary or desirable to preserve and protect its interest in the Pledged Collateral, to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable with respect to the Pledged Collateral or any part thereof and to give full discharge for the same.

                  5.3 Protection of Pledged Collateral. The Secured Party shall
                      --------------------------------
not have any obligation to protect, secure, perfect or insure any Pledged Collateral at any time held as security for the Note other than to refrain from acts or omissions constituting gross negligence or willful misconduct with respect thereto.

SECTION 6. REMEDIES.

         If an Event of Default under the Note has occurred and is continuing, then, and in any such event, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Note, all rights and remedies of a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Pledgor expressly agrees that in any such event, the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except public notice of the time and place of public or private sale, with a copy thereof to be delivered to the Pledgor) to or on the Pledgor or any other person (all and each of which demands, advertisements and/or notices, except such notice of public or private sale, are hereby expressly waived), may forthwith collect, receive, appropriate and realize on the Pledged Collateral, or any part thereof, and forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Collateral, or any part thereof, in one or more units, parcels, or lots at one or more public or private sales, on any stock exchange or through any recognized securities trading system, at any of the Secured Party's offices or elsewhere, on such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem appropriate, for cash or on credit or for future delivery without assumption of any credit risk; provided that either the Secured Party or the Pledgor upon any such sale or sales, public or private, may purchase the whole or any part of the Pledged Collateral so sold. Any purchaser at any such sale or sales shall acquire the property sold absolutely free from any claim or right on the part of the Pledgor.

                                                                     /s/ FCH JWM

SECTION 7. COVENANTS

         The Pledgor covenants and agrees with the Secured Party that so long as the Note is outstanding:

                  7.1 Defense of Claims. He will, upon the Secured Party's
                      -----------------
written request, defend the Secured Party's right, title and first-priority security interest in and to the Pledged Securities and the proceeds thereof against the claims and demands of all persons whomsoever;

                  7.2 Limitation on Transfers and Liens. He will not sell,
                      ---------------------------------
assign, transfer, exchange or otherwise dispose of, or grant any option with respect to any of the Pledged Collateral, nor will he create, incur or permit to exist any lien with respect to any of the Pledged Collateral (except for the lien created by this Pledge Agreement) which is not by its express terms junior in priority to the lien created by this Pledge Agreement; and

SECTION 8. FURTHER ASSURANCES.

         The Pledgor agrees that at anytime and from time to time, on the written request of the Secured Party, the Pledgor will execute and deliver such further documents and do such further acts and things as the Secured Party may reasonably request in order to effectuate the purposes of this Pledge Agreement.

SECTION 9. NOTICES.

         Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by personal delivery, by overnight courier, by certified or registered mail, postage prepaid and return receipt requested, or by facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered personally or by overnight courier against receipt, three business days after deposit in the mail or, in the case of facsimile transmission, when sent, addressed as follows:

         If to the Secured Party:           OneSoft Corporation
                                            7010 Little River Turnpike
                                            Annandale, Virginia  22003-3241
                                            Attn:  Chief Financial Officer

         If to Pledgor:                     The address of the Pledgor on file
                                            with the OneSoft Corporation


or to such other address as each party may designate for itself by notice given in accordance with this Section.

                                                                     /s/ FCH JWM

SECTION 10. SEVERABILITY.

         Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

SECTION 11. NO WAIVER, CUMULATIVE REMEDIES.

         The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Secured Party, and then only to the extent therein set forth. A waiver of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy that the Secured Party would otherwise have on any future occasion. No failure to exercise nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any right, power or privilege. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law to the Secured Party as a secured party having a first-priority lien on the Pledged Collateral; provided that the rights of the Secured Party with respect to the Pledged Collateral hereunder or as provided by law to such a secured party shall be the Secured Party's sole recourse for repayment of the loan secured hereby and the Secured Party hereby acknowledges and agrees that it shall have no personal recourse against the Pledgor or recourse against any of the Pledgor's property of any kind or description other than the Pledged Collateral as aforesaid for the repayment of such loan.

SECTION 12. NO ORAL MODIFICATION, SUCCESSORS, GOVERNING LAW.

         None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Secured Party. This Pledge Agreement and all obligations of the Pledgor hereunder shall be binding on his successors and assigns and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and its respective successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the law of The Commonwealth of Virginia.

SECTION 13. TERMINATION.

         This Agreement shall terminate when the Note has been fully satisfied, at which time the Secured Party shall reassign and deliver to the Pledgor, against receipt, the Pledged Collateral, or such part thereof as shall not have been sold or otherwise applied by Secured Party pursuant to

                                                                     /s/ FCH JWM
the terms hereof, and shall still be held by it hereunder, together with appropriate instruments of reassignment.

SECTION 14. COUNTERPARTS.

         This Pledge Agreement may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 15. DESCRIPTIVE HEADINGS.

         The captions in this Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, the Pledgor and the Secured Party have executed and delivered this Pledge Agreement under seal as of the date first written above.




                                         /s/ James W. MacIntyre, IV
                                         --------------------------
                                         James W. MacIntyre, IV


                                         ONESOFT CORPORATION



                                         By:   /s/ Frederick C. Hawkins, III
                                               -----------------------------
                                               Frederick Hawkins, CFO
                                               OneSoft Corporation


                                                                     /s/ FCH JWM